Copyright 2006. Velocity Express, Inc. All Rights Reserved. Velocity Integration Investor Update October 3, 2006 Exhibit 99.1

Regulation G and Safe Harbor
Regulation G
This presentation contains disclosures regarding our “Adjusted EBIDTA”, which is a non-GAAP financial measure as defined by Regulation G of the rules of the Securities and Exchange Commission. For a description of the reasons the
Company uses this measure and a reconciliation of Adjusted EBITDA to the nearest GAAP equivalent see “Appendix 1:
Reconciliation of Non-GAAP Financial Measures” beginning on page 25.
Forward-Looking Statements
This presentation, including the oral statements made during the course of this presentation, contain forward-looking statements regarding future events and the future performance of Velocity Express Corporation. The words “believe,”
“plan,” “continue,” “hope,” “estimate,” “project,” “intend,” “expect,” “targets” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from those results presently anticipated or projected.
These risks include, but are not limited to, the following risks: we may never achieve or sustain profitability; we may not be successful in integrating CD&L and may fail to achieve the expected cost savings from the CD&L acquisition, including due to the challenges of combining the two companies, reducing overlapping functions, retaining key employees and other related risks; we may be unable to fund our future capital needs; our large customers could reduce or discontinue using our services; we may be unable to successfully compete in our markets; we could be exposed to litigation stemming from the accidents or other activities of our drivers; we could be required to pay withholding taxes and extend employee benefits to our independent contractors; our ability to operate and financial flexibility are limited by the agreements governing our debt; we may be required to redeem our debt at a time when we do not have the proceeds to do so; and the other risks identified in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended July 1, 2006, as well as in the other documents that we file from time to time with the Securities and Exchange
Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made.  We do not undertake any obligation to update or review any such forward-looking information, whether as a result of new information, future events or otherwise.

Overview
• Integration management
• Synergies summary
• Status reports
• Velocity standalone results (fiscal year 2006)
• Velocity pro forma results (fiscal year 2006)
• New Velocity Express brand initiative

Velocity / CD&L Integration Weekly Call Calendar
4:00-4:30pm
Driver Pay
3:00pm-3:30pm
Information Technology
3:00pm - 3:30 pm
Customer Experience Center
3:00pm-3:30pm
Fuel Surcharge
2:00pm-2:30pm
Order to Cash
2:00pm-3:00pm
Field Integration
2:00pm-2:30pm
Line Haul & Purchased
Transportation
1:00-2:00pm
Project Management Office
1:00pm-1:30pm
Finance & Accounting
1:00pm-1:30pm
Standard Operating
Procedures & Fleet
11:00-11:30am
Insurance
11:00am-1:00pm
Vince's Staff Call
(30 min. integration update
at beginning of call)
9:00am-10:00am
Workforce Management (IC's
& Employees)
9:00am-11:00am
Sales Call
(20 min. integration update
at beginning of call)
FRIDAY THURSDAY WEDNESDAY TUESDAY MONDAY

4 Synergies summary Current Original Projection View Staffing 12.7 13.0 Field Operating Expense 5.6 5.0 Corp Operating Expense 4.9 4.4 Routing 16.0 16.0 Total 39.2 38.4

Status of Staffing Saving
HIGHLIGHTS:
• Reduced management and sales synergy number to build Vertical Markets
Group and strengthen customer retention abilities
• Customer service synergies were not part of the original due diligence
• Finance & Accounting integration currently ahead of schedule – expected completion by Feb 07
$ Days $ Days
Staffing
Mgmt / Sales 2.6 0 to 120 4.0 30 to 60
Field Facility Staff 7.1 0 to 120 6.0 30 to 120
Accounting / IT 3.0 0 to 180 3.0 60 to 360
$12.7 $13.0
Original View Current Projection

Field Operating Expense Savings Status
HIGHLIGHTS:
• $3.5 MM in occupancy savings expected to be achieved within 120 days;
a handful of facilities will be resolved in mid 2007
• Line haul savings are tracking higher than originally anticipated
• Employee driver conversion currently on track
$ Days $ Days
Field Operating Expense
Occupancy 4.3 30 to 360 4.0 30 to 120
Line Haul / Agents 0.8 0 to 30 0.6 30
Driver conversion 0.5 0 to 90 0.4 60
$5.6 $5.0
Current Projection Original View

Corporate Operating Expense Savings Status
HIGHLIGHTS:
• Corporate expenses are currently on track or ahead of schedule
• Insurance savings are expected to be realized beginning of 2007
• Professional services savings are expected to begin early 2007
$ Days $ Days
Corp Operating Expense
Insurance 1.8 120 1.8 180
Professional Service 1.8 180 1.8 360
Travel 0.9 60 0.4 60
Board Fee, etc. 0.4 60 0.4 60
$4.9 $4.4
Current Projection Original View

Route Management Status
HIGHLIGHTS:
• Cleaning up routing data during site conversion, not post-conversion
• Routing solutions delivered 1 – 2 weeks after transition of site to Velocity operating platform
• Focusing on high-benefit areas: Upstate NY, Florida, Carolinas, California
$ Days $ Days
Routing Savings $16.0 360 $16.0 540
Original View Current Projection

Restructuring Cash Outlays
HIGHLIGHTS:
• 3 of 5 CD&L executives have opted to depart, one currently undecided
• More cost effective management of lease transitions
Current Projection Original View
Restructure
Change of Control 3.3 1.0
Severance 1.1 1.2
Lease Run Out 1.2 2.6
Integration 6.1 6.3
$11.7 $11.1

Revenue Status
• Original projection assumed Revenue loss of $20MM (5%)
• Significant customers losses to date:
•
Wachovia ($4MM)
• Sales team was fully integrated on Day 1 and key accounts have been transitioned appropriately
• Positive reaction from many top customers
• Revenue growth incentive launched targeting large customers
•
Price incentives for increased volume
•
Margin improvement as volume leverage offsets pricing impact

Working Capital Status
$    2.5
$    0.4
90-270
$  13.3
$  10.0
Current
$    8.4
$    3.2
31-60
$    1.8
$    0.3
61-90
CD&L
Velocity
$  26.0
$  13.9
TOTAL
•
Instituted collection bonus for CD&L receivables – 9/18
•
Velocity accelerated payment program for CD&L customers – 9/25
•
Aggressive migration to Velocity billing platform – 9/11 to 12/22
• CD&L accounts payable brought into Velocity process – 9/25
• Migrating CD&L Independent Contractors to two-week settlement – 9/11 to
12/22
• Revolving credit facility in progress
• Currently have $14 million in cash – 9/29
• Pending change of control payments: $2 million
• Accounts receivable opportunity is $8 million – 9/29

Velocity Express Standalone Fiscal Year 2006 Income Statement
Revenue decline due to closure of 40+ unprofitable locations
Significant Turnaround:
• 9.3% Increase in Gross Margin
• $24.7M Decrease in Operating Expense
• Approaching Breakeven EBITDA
Well Positioned for the Integration of CD&L
1
1 See Appendix 1 for Bridge to Adjusted EBITDA
July 1, 2006 July 2, 2005
($ Million)
Revenue
202.4 256.7
Gross Profit
56.8 48.3
Gross Margin 28.1% 18.8%
Operating Expense
69.3 94.0
Loss from Operations (12.5) (45.7)
Net Loss (17.3) (49.8)
Adjusted EBITDA (4.1) (41.4)

Velocity Express Standalone June Quarter 2006 Income Statement
Revenue decline due to closure of 40+ unprofitable locations
Significant Turnaround:
• Continued Gross Margin and Expense Management
• Results Include Items Related to CD&L Acquisition
– Legal Expense and Settlement, Travel, Financing
Well Positioned For Integration of CD&L
1
1 See Appendix 1 for Bridge to Adjusted EBITDA
July 1, 2006 July 2, 2005
($ Million)
Revenue
50.1 57.1
Gross Profit 13.8 11.9
Gross Margin
27.6% 20.9%
Operating Expense
18.4 32.3
Loss from Operations
(4.6) (20.3)
Net Loss
(6.3) (21.3)
Adjusted EBITDA
(1.7) (18.9)

Velocity Express Pro Forma¹
Income Statement
12 Months Ended July 1, 2006
$     0 Adjusted EBITDA
$  (26) Net loss
$  (15) Loss from operations
$  129 Total operating expenses
25.9% Gross margin
$  114 Gross profit
$  440 Revenue
Combined operations provide starting point for:
• Revenue growth
• Gross margin improvement
• Operating expense reduction
• Solid profitability in calendar 2007
2 See Appendix 1 for Bridge to Adjusted EBITDA
2
1 See Appendix 2 for Summary of Pro Forma Adjustments

Velocity Express Pro Forma¹
Balance Sheet - July 1, 2006
CD&L merger & related financing produced a strong balance sheet:
• Solid cash position
• Minimal short-term debt
• Strong balance sheet ratios – debt-to-equity, current ratio
1 See Appendix 2 for Summary of Pro Forma Adjustments
Cash and cash equivalents $17 Current liabilities $46
Accounts receivable, net $44 Short-term lease $1
Other current assets $9
Total current assets $70 Total current liabilities $47
Fixed other & other tangible assets $21 Long-term liabilities $5
Goodwill & other intangibles $99 Long-term debt $44
Shareholders' equity $94
Total Assets $190 Total liabilities & equity $190

WHAT YOU NEED.

WHERE YOU NEED IT.

WHEN YOU NEED IT THERE.

REAL TIME DELIVERY BY VELOCITY EXPRESS

Velocity express

real time delivery

The Shape of Things to Come in Package Delivery.
Introducing Real Time Delivery™ from Velocity Express. It's a new way to deliver almost anything almost anywhere – at virtually any time.
Velocity Express is the only national ground shipping provider dedicated exclusively to regional delivery. This unique structure enables us to combine the high-touch service culture of a local delivery provider with the high-tech tracking and proof-of-delivery systems of a large-scale consolidator.
Experience the difference for yourself. Talk to a Velocity Express representative today.
Call 888-839-7669 or visit www.velocityexpress.com
Velocity express
real time delivery
SMALL PACKAGE • PALLET • DEDICATED • ON-DEMAND • HOME DELIVERY • SUPPLY CHAIN SOLUTIONS

17 Advertising

A New Moment in Package Delivery has Arrived.
At Velocity Express, we don't deliver on our schedule. We deliver on yours.
As America's largest national provider of regional shipping solutions, we're big enough to be where your customers are, flexible enough to be there when your business demands it and sophisticated enough to let you track every shipment from the comfort of your desktop.
So with Real Time Delivery™ from Velocity Express, you say when, where and what you need, and we'll take it from there.
Call 888-839-7669 or visit www.velocityexpress.com
Velocity express
real time delivery
SMALL PACKAGE • PALLET • DEDICATED • ON-DEMAND • HOME DELIVERY • SUPPLY CHAIN SOLUTIONS

18 Advertising

One Medical Breakthrough that Does Come Along Everyday:
Real Time Delivery from Velocity Express.
How do the major institutional pharmacies manage to securely deliver thousands of carefully dosed prescriptions to hundreds of specific nursing stations in multiple regions on a daily basis?
Real Time Delivery™ from Velocity Express. It's a new way to deliver almost anything—from forceps to pharmaceuticals and from hemostats to hospital beds—almost anywhere, at virtually any time.
Call 888-839-7669 or visit www.velocityexpress.com
Velocity express
real time delivery
SMALL PACKAGE • PALLET • DEDICATED • ON-DEMAND • HOME DELIVERY • SUPPLY CHAIN SOLUTIONS

19 Advertising

A New Model Unfolds in Office Supply Delivery.
How have the major office supply retail chains managed to discontinue their delivery fleets yet improve the timeliness, professionalism and cost-efficiency of their delivery operations?
Real Time Delivery™ from Velocity Express. It's a new way to deliver almost anything– from file folders to file cabinets – almost anywhere, at virtually any time.
Real Time Delivery gives you the flexibility to set your own pickup and drop times, the technology to track your shipment every inch of the way and the certainty of a money-back on-time delivery guarantee.
So you can count on Velocity to deliver your most precious asset – the reputation of your brand.
Call 888-839-7669 or visit www.velocityexpress.com
Velocity express
real time delivery
SMALL PACKAGE • PALLET • DEDICATED • ON-DEMAND • HOME DELIVERY • SUPPLY CHAIN SOLUTIONS

20 Advertising

New York Delivery: We Walk the Walk.

From river to river. From borough to borough. From suite to suite.
When you're moving goods in Greater New York, there's only one way to go.

Real Time Delivery™ from Velocity Express.

As a national provider of regional delivery services, Velocity combines the technological edge and high operational standards of a large-scale logistics operation with the homegrown street smarts of a Manhattan messenger crew.
That means we can manage your mailroom, staff your receiving department, make a 20 minute cross-town delivery in ten, or roll a grand piano into a penthouse suite. And you can track us every inch of the way.

So no matter where it has to be. No matter when it has to be there. We'll make it happen. No matter what.

Velocity express™
real time delivery

IN NEW YORK: MESSENGER DELIVERY • LOCAL TRUCKING • FACILITIES MANAGEMENT
TEMPORARY STAFFING • FLEET MANAGEMENT & WAREHOUSING

NATIONWIDE: SMALL PACKAGE • PALLET • DEDICATED • ON-DEMAND • HOME DELIVERY • SUPPLY CHAIN SOLUTIONS

21 Advertising: NYC

YOUR BUSINESS RUNS IN REAL TIME.
FORTUNATELY, SO DOES OURS.
Velocityexpress
Real Time Delivery from Velocity Express.
Your packages delivered on your schedule.
Click to learn more.

Velocityexpress
real time delivery

22 Advertising: Online

Logistics MANAGEMENT
LogisticsTODAY
Good Shippers Hold the Line on Costs
SUPPLYCHAIN MANAGEMENT REVIEW
IN SEARCH of SUPPLY CHAIN EXCELLENCE
hfm
NRF STORES
On Health Care

Velocity express
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23 Advertising: Publications Overview Logistics Logistics Management Logistics Today Supply Chain Management Review Industry Segments Healthcare Financial Management (HFM) Stores

REAL TIME DELIVERY.

As America's largest national provider of time-definite regional delivery solutions.
Velocity Express doesn't deliver on our schedule. We deliver on yours.
We call that Real-Time Delivery.™

VISITOR ENTRANCE

CUSTOMER ENTRANCE

Velocity express
real time delivery

24 Website Sneak Preview

Appendix 1  - USE OF NON-GAAP FINANCIAL MEASURES
This presentation includes disclosures regarding "Adjusted EBITDA", which is a non-GAAP financial measure. Adjusted
EBITDA, is comprised of historical EBITDA, as adjusted for certain non-cash expenses. EBITDA is defined as net earnings (loss) before interest expenses, income taxes, depreciation and amortization on an historical basis. We believe net income (loss) is the most directly comparable financial measure to EBITDA under GAAP.
We present Adjusted EBITDA for several reasons. Management believes Adjusted EBITDA is useful as a means to evaluate our ability to fund our estimated uses of cash, including the payment of interest on our debt. In addition, we have presented Adjusted EBITDA to investors in the past because it is frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting it here provides a measure of consistency in our financial reporting. Adjusted EBITDA (also referred to in our Indenture as
Consolidated Cash Flow) is also a component of the restrictive covenants and financial ratios contained in the agreement(s) governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur additional debt and to pay dividends. The definitions in these covenants and ratios are based on
Adjusted EBITDA. As a result, management believes the presentation of Adjusted EBITDA provides important additional information to investors.
While we use Adjusted EBITDA in managing and analyzing our business and financial condition and believe it is useful to our management and investors for the reasons described above, it has certain shortcomings. In particular, Adjusted
EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Accordingly, it should not be construed as an alternative to net cash from operating or investing activities, cash flows from operations or net income (loss) as defined by
GAAP and is not, on its own, necessarily indicative of cash available to fund our cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations of Adjusted EBITDA, and our calculation of Adjusted
EBITDA may not be comparable to Adjusted EBITDA or other similarly titled measures of other companies.
A reconciliation of the differences between Adjusted EBITDA and the most directly comparable financial measure presented in accordance with GAAP is included in the table that follows.

Appendix 1:  Reconciliation of Non-GAAP Financial Measures
(Unaudited)
(Amounts in thousands, except per share data)
Three Months Ended Twelve Months Ended Pro Forma
July 1, July 2, July 1, July 2, July 1,
2006 2005 2006 2005 2006
Net loss (6,360) $           (21,253) $         (17,292) $         (49,844) $         (26,451) $
Adjustments:
Interest
900                   779                   3,375               3,162               9,513
Income taxes -                    -                    -                    -                    0
Depreciation 946                   1,167               4,250               3,517               5,145
Amortization of deferred financing fees
708                   340                   1,743               1,588               2,472
Amortization of intangible assets -                    -                    -                    -                    5,200
Stock-based compensation
683                   63                     2,115               155                   2,255
Change in fair value of settlement liability
180                   -                    525                   -                    525
Asset impairments 74                     41                     74                     41                     74
1,201               -                    1,201               -                    1,201
Adjusted EBITDA (1,668) $           (18,862) $         (4,009) $           (41,380) $         (66)
Consolidation loss from non-controlling
interest in a variable interest entity

Appendix 2: Pro Forma Combined Statement of Operations
VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 1, 2006
(Unaudited)
(Amounts in thousands, except per share data)
Pro forma
Combined
Velocity Velocity
Express Pro forma Express
Corporation CD&L Adjustments Corporation
(a) (b)
Revenue 202,430 $        237,671 $        - $                 440,101 $
Cost of services 145,571 180,483 - 326,054
Gross profit 56,859 57,188 - 114,047
Operating expenses:
Occupancy 12,269 7,477 - 19,746
Selling, general and administrative 56,681 47,150 4,880 (c) 108,711
Restructuring charges and asset impairments 378 - 378
Total operating expenses 69,328 54,627 4,880 128,835
Loss (gain) from operations (12,469) 2,561 (4,880) (14,788)
Other income (expense):
Interest expense (5,118) (1,530) (5,337) (d) (11,985)
Other 295 27 - 322
Loss (income) before income taxes (17,292) 1,058 (10,217) (26,451)
Income taxes
-
218 (218) (e) -
Net loss (income) (17,292) $         840 $                (9,999) $           (26,451) $
Net loss applicable to common shareholders (24,901) $         840 $                (26,132) $
(f)
(50,193) $
Basic and diluted net loss per share (1.57) $             (2.67) $
Weighted average shares outstanding
Basic and diluted 15,907 18,834

Appendix 2: Footnotes to Pro Forma Combined
Statement of Operations
(a) Reflects Velocity Express Corporation’s consolidated statement of operations for the year ended July 1, 2006.
(b) The pro forma statement of operations is presented using Velocity Express Corporation’s fiscal year-end of July 1, 2006. The CD&L results of operations are presented for the twelve months ended June 30, 2006. Certain balances have been reclassified to conform to the Velocity Express
Corporation presentation, as follows: Cost of services reflects an adjustment of $11.8 million to reclassify dispatch and other field administrative costs to Selling, general and administrative expenses to conform to the Velocity Express Corporation presentation.
Selling, general and administrative expenses reflects the net of: (1) an adjustment of $11.8 million to reclassify dispatch and other field administrative costs from cost of services, (2) an adjustment of $1.2 million to include Depreciation and amortization expense, and (3) an adjustment to include gains on the sales of assets, previously reported by CD&L in other income.
(c) Amortization of intangible assets of $5.2 million reflects the preliminary allocation of the purchase price to intangible assets with the following estimated useful lives: customer lists, five years; non-compete, two years, offset by the reversal of amortization of the carrying amount of CD&L intangible assets of $0.3 million.
(d) Reflects the sum of: (1) the interest incurred on the Senior Secured Notes of $8.9 million, (2) the write off of deferred financing fees associated with Velocity’s amended and restated revolving credit facility with Bank of America/Fleet Capital Corporation and the senior subordinated note with
BET Associates, LP of $2.1 million, (3) the acceleration of debt discount accretion on the senior subordinated note with BET Associates, LP of $0.4 million, and (4) the write off of CD&L deferred financing fees of $0.4 million, offset by the reversal of (1) interest incurred on the amended and restated revolving credit facility with Bank of America/Fleet Capital Corporation and the senior subordinated note with BET Associates, LP of $2.9 million, (2) interest incurred by CD&L for the twelve months ended June 30, 2005 of $1.5 million, (3) deferred fee amortization of $1.7 million, and
(4) accretion of debt discount on the senior subordinated note with BET Associates, LP of $0.2 million.
(e) The tax benefit reflects the effect of combining the Velocity Express Corporation loss, the CD&L income, and the pro forma adjustments to yield a combined net loss, and considering the statutory rates in the various state tax jurisdictions.
(f) Reflects the sum of: (1) a beneficial conversion feature contained in the sale of the Series Q Convertible Preferred Stock amounting to $13.1 million which is recognized as a deemed dividend to preferred shareholders at the time of the sale and a charge against net loss available to common shareholders, (2) dividends paid-in-kind (“PIK”) on the Series Q Convertible Preferred Stock of $2.9 million, (3) the deemed dividend from the beneficial conversion feature in PIK dividends of $0.1 million, and (4) the pro forma adjustments to Selling, general, and administrative expenses, Interest expense, and Income taxes of $4.9 million, $5.3 million, and $0.2 million noted in
(c),
(d),
and
(e),
respectively above.

Appendix 2: Pro Forma Combined Balance Sheet
VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
PROFORMA COMBINED BALANCE SHEETS
AS OF JULY 1, 2006
(Unaudited)
(Amounts in thousands)
Combined
Pro forma
Velocity Velocity
Express Pro forma Express
Corporation CD&L Adjustments Corporation
(a) (b)
ASSETS
Current assets:
Cash and cash equivelents $               1,715 $                  543 $             15,101 (c) 17,359 $
Accounts receivable, net                  14,789                  28,745                          -   43,534
Accounts receivable - other                    1,031                          -   1,031
Prepaid workers' compensation and auto liability insurance                    1,932                          -   1,932
Other prepaid expenses                    1,167                    3,495                          -   4,662
Other current assets                       973                          -   973
Total current assets                  21,607                  32,783                  15,101                  69,491
Property and equipment, net                    6,581                    3,575                      (500) (d) 9,656
Goodwill                  42,830                  11,531                  19,136 (e) 73,497
Deferred financing costs, net                    1,763                       229                    5,482 (f) 7,474
Intangible assets                       854                  25,146 (g) 26,000
Other assets                    2,872                       741                          -   3,613
Total assets
$             75,653 $             49,713 $             64,365 $           189,731
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Trade accounts payable $             16,900 $               9,326 $                     -   26,226 $
Accrued insurance and claims                    1,803                    2,219                          -   4,022
Accrued wages and benefits                    2,756                    1,687                          -   4,443
Accrued legal and claims                    4,688                       325                          -   5,013
Related party liabilities                    1,430                          -                            -   1,430
Other accrued liabilities                    1,247                    3,532                          -   4,779
Short-term borrowings                          -                      9,371                   (9,371)
(h)
-
Current portion of long-term debt                    1,363                       542                      (540)
(i)
1,365
Total current liabilities                  30,187                  27,002                   (9,911)                  47,278
Long-term debt, less current portion                  26,185                    5,015                  12,544 (j) 43,744
Accrued insurance and claims                    2,540                          -                            -   2,540
Restructuring liabilities                       111                          -                            -   111
Other long-term liabilities                    1,563                    1,771                   (1,361) (k) 1,973
Commitments and contingencies                          -                            -
Minority interest in equity of subsidiary
Shareholders' equity:
Preferred stock 33,243                  4,000                                     42,462 (l) 79,705
Common stock                         68                         10                           2 (m) 80
Stock subscription receivable                (7,543)                       -                      7,543 (n) -
Additional paid-in-capital            314,744              15,745                  19,950 (o) 350,439
Treasury stock, at cost                         -                   (162)                       162 (p) 0
Accumulated deficit           (325,457)                (3,668)                   (7,026) (q) (336,151)
Accumulated other comprehensive income - Foreign currency translation                      12                       -                            -                        12
Total shareholders' equity              15,068              15,925              63,093              94,085
Total liabilities and shareholders' equity $             75,654 $             49,713 $             64,365 $           189,731

Appendix 2: Footnotes to Pro Forma Combined Balance Sheet
(a) Reflects Velocity Express Corporation’s consolidated balance sheet as of July 1, 2006.
(b) Reflects CD&L’s balance sheet as of June 30, 2006. Certain balances have been reclassified to conform to the Velocity Express Corporation July 1, 2006 balance sheet presentation, as follows: Other intangible assets and deferred financing fees, net have been separated into two lines. Accounts payables, accrued liabilities and bank overdrafts of $15.2 million have been separated into Trade accounts payable of $9.3 million, Accrued insurance and claims of $2.2 million,
Accrued wages and benefits of $1.7 million, Accrued legal and claims of $0.3 million, and Other accrued liabilities of $3.5 million.
(c) Reflects the net of: (1) the cash proceeds from Senior Secured Notes issued of $63.4 million, net of $7.5 million in closing costs, (2) the proceeds from the sale of Series Q Convertible Preferred Stock of $46.1 million, net of $2.2 million in closing costs, (3) payment of Velocity Express Corporation debt of $26.3 million,
(4) the cash consideration paid for CD&L and related closing costs of $54.6 million, (5) payment of the CD&L line of credit facility of $9.4 million, and (6) payment of
CD&L seller-financed debt from acquisitions of $1.6 million.
(d) Reflects write-down of CD&L vehicles to estimated fair value.
(e) Reflects write-off of CD&L goodwill and the preliminary purchase price allocation to goodwill. Goodwill represents the excess of cash paid over net assets acquired. The estimated value allocated to goodwill was based on the excess of the purchase price over the preliminary fair values of other identifiable tangible and intangible assets acquired. This allocation is preliminary and may change, subject to the final valuation from a third party valuation expert. The final allocation of the purchase price could differ materially from the estimated allocation used for pro forma purposes, and any change in the attribution of the purchase price to amortizable intangible assets would result in a change to the amortization expense reflected in the pro forma statements of operations. The preliminary allocation of purchase price as if the transaction closed on April 1, 2006 follows:
Tangible assets acquired $37,099
Fair value adjustment to vehicles (500)
Identifiable intangible assets 26,000
Goodwill 30,667
Assumed liabilities (32,099)
Consideration paid (including closing costs) $61,167
(f) Reflects the net of: (1) deferred financing fees associated with the Senior Secured Notes of $7.5 million, less (2) the write off of deferred financing fees of $1.7 million associated with the two-year extension of the Capital Contribution Agreement between Velocity and TH Lee Putnam Ventures, the write-off of Velocity’s deferred financing fees associated with its amended and restated revolving credit facility with Bank of America/Fleet Capital Corporation and associated with the senior subordinated note with BET Associates, LP of $0.4 million, and (4) the write off of CD&L deferred financing fees of $0.2 million.

Appendix 2: Footnotes to Pro Forma Combined Balance Sheet (continued)
(g)
Reflects the estimated fair value of identifiable intangible assets acquired net of the write-off of CD&L intangible assets as follows:
Customer Relationships $24 million
Non-Compete 2 million
CD&L intangible assets (1 million)
$25 million
(h)
Reflects payment of the CD&L line of credit facility.
(i)
Reflects the sum of: (1) payment of Velocity Express Corporation debt of $26.1 million, net of the acceleration of debt discount accretion on the senior subordinated note with BET
Associates, LP of $0.4 million, and (2) payment of $0.5 million representing the current portion of CD&L seller-financed debt from acquisitions.
(j)
Reflects the net of: (1) the preliminary value allocated to the Senior Secured Notes of $43.9 million, net of debt discount and net of the value allocated to the attached warrants (the
“Bond Warrants”) (This allocation is preliminary and may change, subject to the final valuation from a third party valuation expert. The final allocation of the proceeds between the
Senior Secured Notes and the Bond Warrants could differ materially from the estimated allocation used for pro forma purposes), (2) the payment of the CD&L Series A Preferred
Debentures of $4.0 million, and (3) the payment of $1.0 million representing the long-term portion of CD&L seller-financed debt from acquisitions.
(k)
Reflects the elimination of CD&L deferred tax liabilities.
(l)
Reflects the net of: (1) the issuance of Series Q Convertible Preferred Stock of $46.1 million, net of $2.2 million in closing costs, (2) the issuance of Series Q Convertible Preferred
Stock of $0.4 million as compensation for a letter of credit loan guarantee, and (3) the purchase of the CD&L Series A Preferred Stock ($4.0 million).
(m)
Reflects the net of: (1) the par value of issuance of common stock as consideration for a portion of the outstanding equity securities purchased from CD&L shareholders, (2) the par value of issuance of common stock to advisors, and (3) the elimination of CD&L common stock capital account at par value.
(n)
Reflects the elimination of the subscription receivable that was collectible only in the event Velocity was in default of its amended and restated revolving credit facility with Bank of
America/Fleet Capital Corporation.
(o)
Reflects the net of: (1) the preliminary value of $30.1 million allocated to the Bond Warrants from the proceeds from the Senior Secured Notes
(This allocation is preliminary and may change, subject to the final valuation from a third party valuation expert. The final allocation of the proceeds between the Senior Secured Notes and the Bond Warrants could differ materially from the estimated allocation used for pro forma purposes), (2) the value of the warrants issued to advisors of $0.8 million,
(3) the
additional paid in capital on the new common shares issued, see
(l)
above, and (4) the value for the warrant issued to TH Lee Putnam Ventures as compensation for a letter of credit loan guarantee, all offset by the elimination of CD&L additional paid-in-capital.
(p)
Reflects the elimination of CD&L treasury stock capital account.
(q)
Reflects the net of: (1) the elimination of the subscription receivable of $7.5 million that was collectible only in the event Velocity was in default of its amended and restated
revolving credit facility with Bank of America/Fleet Capital Corporation, (2) the write-off of Velocity’s remaining deferred financing fees of $0.4 million associated with the amended and restated revolving credit facility with Bank of America/Fleet Capital Corporation and associated with the senior subordinated note with BET Associates, LP, (3) the write off of deferred financing fees of $1.7 million associated with the two-year extension of the Capital Contribution Agreement between Velocity and TH Lee Putnam Ventures, (4) compensation for a letter of credit loan guarantee of $1.2 million, (5) the acceleration of debt discount accretion on the senior subordinated note with BET Associates, LP of $0.4 million and
(6) elimination of the CD&L accumulated deficit.